Atlantic Gulf Communities Corporation Exhibit to the September 30, 1998
Form 10-Q

Exhibit (a)(10.4) Fourth Amendment to Second Amended and Restated Revolving Loan Agreement Atlantic Gulf Communities Corporation, dated as of September 30, 1998
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                 FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                            REVOLVING LOAN AGREEMENT
                      ATLANTIC GULF COMMUNITIES CORPORATION


         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "FOURTH AMENDMENT") is entered into as of September 30, 1998 by and among ATLANTIC GULF COMMUNITIES CORPORATION, a Delaware corporation, formerly known as General Development Corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (together with each financial institution that may become a party to this Agreement as herein provided, referred to herein individually as a "BANK" and collectively as "BANKS"), FOOTHILL CAPITAL CORPORATION, a California corporation, as successor to Chemical Bank as agent for Banks (hereinafter, in such capacity, together with any successors thereto in such capacity, referred to as "AGENT"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as collateral agent for Banks (hereinafter, in such capacity, together with any successors thereto in such capacity, referred to as "COLLATERAL AGENT").


                                R E C I T A L S:

         WHEREAS, Company, Banks, Agent and Collateral Agent entered into that certain Second Amended and Restated Revolving Loan Agreement dated as of September 30, 1996, as modified by that certain Amendment dated as of March 31, 1997, as further modified by that certain Second Amendment dated as of June 17, 1997, as further modified by that certain Third Amendment dated as of June 30, 1998 (collectively, the "Loan Agreement").

         WHEREAS, the parties hereto desire to enter into this Fourth Amendment for the purpose of modifying the Loan Agreement with respect to the dates for mandatory principal reduction payments to be made under the Working Capital Note dated June 30, 1998 in the original principal amount of Twenty-Five Million Dollars ($25,000,000.00);

         WHEREAS, all terms which are capitalized but not defined herein shall have the meaning set forth therefor in the Loan Agreement.

         NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Banks, Agent and Collateral Agent agree as follows:

         1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by reference.

         2.   AMENDMENT AND RESTATEMENT OF CERTAIN DEFINED TERMS.

         Subparagraph B of the definition of Borrowing Base in the Loan Agreement is hereby

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amended and restated as follows:

         B. With respect to each corresponding period, the amounts set forth on the chart below (the "Borrowing Base Limits"):

         DATE                                    BORROWING BASE LIMIT

         September 1, 1998, through
         October 31, 1998                        $20,000,000.00

         November 1, 1998, through
         November 30, 1998                       $12,500,000.00

         December 1, 1998                        $0.0

Anything to the contrary notwithstanding, the Borrowing Base shall not include, directly or indirectly, either any asset of any Unrestricted Subsidiary, or any of the following: (a) any Homesite Contract Receivable, Commercial Receivable, or JV Receivable to the extent the same is sold or discounted; or (b) any Real Property or JV Real Property to the extent the same is sold or otherwise disposed of; or (c) any Borrowing Base Joint Venture interest to the extent the same (or any underlying JV Real Property of the relevant Borrowing Base Joint Venture) is sold or otherwise disposed of; in each case, whether pursuant to
Section 7.6 or otherwise.

         3. AMENDMENT FEE. In consideration for the execution and delivery of this Fourth Amendment, the Company agrees to pay Collateral Agent the sum of Seventy-Five Thousand and No/100 Dollars ($75,000.00) (the "Amendment Fee"). The Amendment Fee shall be delivered by the Company to Collateral Agent simultaneously with the execution of this Fourth Amendment.

         4. RATIFICATION. Except as modified by this Fourth Amendment and by any other documents executed in connection herewith, the terms and conditions of the Loan Agreement and all other Loan Documents are hereby ratified and confirmed and remain in full force and effect.

         5.   MISCELLANEOUS.

              (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Fourth Amendment.

              (b) COUNTERPARTS. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                               ATLANTIC GULF COMMUNITIES
                                               CORPORATION


                                               By:
                                                  --------------------------
                                                    John H. Fisher
                                                    Vice President



                                               FOOTHILL CAPITAL CORPORATION,
                                               as Agent and as a Bank


                                               By:
                                                  --------------------------
                                                    Catherine Burke
                                                    Senior Vice President



                                               FOOTHILL CAPITAL CORPORATION,
                                               as Collateral Agent


                                               By:
                                                  --------------------------
                                                  Catherine Burke
                                                  Senior Vice President

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                               JOINDER AND CONSENT

         AP-AGC, LLC, a Delaware limited liability company, consents to the Company entering into this Fourth Amendment and agrees that the execution and delivery of this Fourth Amendment shall not constitute a default or event of default under that certain Investment Agreement dated February 7, 1997 (together with any and all amendments and modifications thereto), or that certain Secured Agreement dated as of February 7, 1997 (together with any and all amendments and modifications thereto), or any other documents executed in connection with either of the foregoing documents.


                                               AP-AGC, LLC, a Delaware limited
                                               liability company

                                               By:  KRONUS PROPERTY, INC., its
                                                    manager

                                                    By:
                                                       -------------------------
                                                       Ricardo Koenigsberger
                                                       Vice President



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